SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                October 25, 2000
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)


          Delaware                  1-3939                  73-0311467
     ---------------       ------------------------    --------------------
        (State of          (Commission File Number)       (IRS Employer
     (Incorporation)                                   (Identification No.)



                Kerr-McGee Center
             Oklahoma City, Oklahoma                          73125
    ----------------------------------------                ----------
    (Address of principal executive offices)                (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)




Item 5.    Other Events

                     On October 25, 2000, Kerr-McGee Corporation issued a press release reporting its third-quarter 2000 financial and operating results. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (c) Exhibits

           99.1 Press Release dated October 25, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              KERR-MCGEE CORPORATION


                                         By:  (Deborah A. Kitchens)
                                              -----------------------------
                                              Deborah A. Kitchens
                                              Vice President and Controller

Dated: October 26, 2000